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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2004

                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                    0-23336                      95-4302784
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)

632 Broadway, Suite 1200, New York, New York                       10012
  (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (646) 654-2107

          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

      On January 14, 2004, we consummated an agreement (the "Agreement") to purchase all of the outstanding stock of Epsilor Electronic Industries, Ltd., an Israeli corporation ("Epsilor"), from Epsilor's existing shareholders. Epsilor management will stay with the company and will continue to manage Epsilor as a wholly-owned subsidiary of ours.

      For more than 10 years, Epsilor has developed and sold rechargeable and primary lithium batteries and smart chargers to the military, and to private industry in the Middle East, Europe and Asia.

      The assets acquitted through the purchase of all of Epsilor's outstanding stock consisted of all of Epsilor's assets, including Epsilor's current assets, property and equipment, and other assets (including intangible assets such as goodwill, intellectual property and contractual rights). The amount of consideration was determined based upon arm's-length negotiations between ourselves and Epsilor's shareholders, Hezi and Leora Aspis. In connection with our acquisition of Epsilor, we also entered into a management agreement (the "Management Agreement") to acquire the services of Hezy Aspis as Epsilor's CEO.

      We are not aware of any pre-existing material relationship between the shareholders of Epsilor and us, or between such shareholders and our affiliates, directors or officers, or any associate of any such affiliate, director or officer.

      The consideration for the assets purchased will consist of (i) cash in the amount of $7,000,000, and (ii) a series of three $1,000,000 promissory notes, due on the first, second and third anniversaries of the Agreement. The source of the funds used was working capital.

      A copy of the Agreement is attached hereto as Exhibit 2.1 hereto, and incorporated herein by reference. A copy of the Management Agreement is attached hereto as Exhibit 2.2 hereto, and incorporated herein by reference. The above description of the terms of the Agreement, the Management Agreement and of this transaction is qualified in its entirety by reference to Exhibits 2.1 and 2.2. A copy of the press release issued in connection with the above is included herein as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Businesses Acquired - To be filed by amendment to this Current Report on Form 8-K not later than 60 days after the filing of this Current Report.

      (b) Pro Forma Condensed Combined Financial Information - To be filed by amendment to this Current Report on Form 8-K not later than 60 days after the filing of this Current Report.

      (c) Exhibits - The following documents are filed as exhibits to this report:

Exhibit
Number       Description
-------      -----------
 2.1         Share Purchase Agreement
 2.2         Management Agreement
99.1         Press release


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AROTECH CORPORATION
                                       (Registrant)


                                       By: /s/ Robert S. Ehrlich
                                           -------------------------------------
                                           Name:  Robert S. Ehrlich
                                           Title: Chairman, President and CEO

Dated: February 4, 2004


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                                  EXHIBIT INDEX

      The following exhibits are filed with the Current Report on Form 8-K.

Exhibit
Number       Description
-------      -----------
 2.1         Share Purchase Agreement
 2.2         Management Agreement
99.1         Press release